                                  Exhibit 31.2

                                  CERTIFICATION

I, Michael Iverson, Secretary, Treasurer and Chief Financial Officer of Lakefield Ventures Inc., certify that:

1.   I have reviewed this quarterly report on Form 10-QSB of Lakefield

     Ventures Inc.;

2.   Based on my knowledge,  this  quarterly  report does not contain any untrue statement of material  fact or omit to state a material  fact  necessary to make the statements  made, in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this quarterly report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in this  quarterly  report,  fairly  present  in all material respects the financial  condition,  results of operations and cash flows of the  registrant  as of, and for,  the  periods  presented  in this quarterly report;

4.   I am responsible for establishing and maintaining  disclosure  controls and procedures  (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules

     13a-15(f) and 15d-15(f)) for the small business issuer and I have:

     a)   designed  such  disclosure  controls  and  procedures  to ensure  that material information relating to the small business issuer,  including its  consolidated  subsidiaries,  is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

     b)   designed such internal  control over  financial  reporting,  or caused such  disclosure  control  and  procedures  to be  designed  under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external  purposes in accordance  with generally  accepted  accounting principles;

     c)   evaluated the effectiveness of the small business issuer's  disclosure controls and procedures  and presented in this report our  conclusions about the effectiveness of the disclosure controls and procedures,  as of the end of the period  covered by this  quarterly  report  based on such evaluation; and

    d)    disclosed in this  quarterly  report any change in the small  business issuer's  internal  control over  financial  reporting  that  occurred during the small business issuer's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5.  I have disclosed,  based on my most recent  evaluation of internal  controls over financial  reporting,  to the small business  issuer's auditors and the audit  committee  of the small  business  issuer's  board of  directors  (or persons performing the equivalent functions):

   (a) all  significant  deficiencies  and material  weaknesses in the design or

       operation  of  internal  control  over  financial   reporting  which  are

       reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and reporting financial information; and

   (b) any fraud,  whether or not material,  that  involves  management or other employees  who have a  significant  role in the small  business  issuer's internal control over financial reporting.

Date:  December 13, 2004                     /s/  Michael Iverson

                                         -----------------------------

                                             Michael Iverson

                                             President, Secretary, Treasurer

                                             and Director

                                            (Principal Accounting and Executive

                                             Officer)